SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 19, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated August 19, 2004.

Item 12.    Results of Operations and Financial Condition.

On August 19, 2004, Pharmacyclics, Inc., a Delaware corporation and the registrant herein, issued a press release regarding results for the fourth quarter and fiscal year ending June 30, 2004.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated August 19, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 12 of this Current Report on Form 8-K, including the related information contained in the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant

has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 19, 2004

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 19, 2004
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated August 19, 2004.